UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2011

SLM Student Loan Trust 2011-1
________________________________________
(Exact name of issuer as specified in its charter)

Delaware	333-166301 333-166301-01	57-1176559
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o The Bank of New York Mellon Trust Company, National Association 10161 Centurion Parkway Jacksonville Florida 32256
_________________________________ (Address of principal executive offices)

Issuer’s telephone number, including area code:	703 984-6419

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry into a Material Definitive Agreement.

Closing of SLM Student Loan Trust 2011-1.

SLM Student Loan Trust 2011-1 (the “Trust”) was formed on January 11, 2011 pursuant to the Trust Agreement (the “Trust Agreement”), dated as of January 11, 2011, among SLM Funding LLC (“SLM Funding”), The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as the eligible lender trustee (the “Eligible Lender Trustee”) and BNY Mellon Trust of Delaware, not in its individual capacity but solely as the Delaware trustee (the “Delaware Trustee”). The Trust Agreement was amended and restated as of March 3, 2011 pursuant to the Amended and Restated Trust Agreement by and among SLM Funding, the Eligible Lender Trustee, Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”) and the Delaware Trustee.

On February 24, 2011, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”) and SLM Corporation on the one hand, and Barclays Capital Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Representatives”), each on behalf of itself and RBS Securities Inc. on the other, executed and delivered the Underwriting Agreement relating to the Student Loan-Backed Notes (the “Notes”) to be issued by the Trust.  On February 25, 2011, SLM Funding, ECFC and SLM Corporation on the one hand, and the Representatives, each on behalf of itself and RBS Securities Inc. on the other, executed and delivered the Pricing Agreement relating to the Notes.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of March 3, 2011, by and among SLM Funding, ECFC and The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as interim eligible lender trustee for the benefit of SLM Funding (the “Interim Eligible Lender Trustee”); (b) the Purchase Agreement, dated as of March 3, 2011, by and among Bluemont Funding LLC (“Bluemont Funding”), The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as interim eligible lender trustee for Bluemont Funding (the “Bluemont Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae, Inc., as the servicer (the “Servicer”); (c) the Purchase Agreement, dated as of  March 3, 2011, by and among Town Center Funding LLC (“Town Center Funding”), The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as interim eligible lender trustee for Town Center Funding (the “Town Center Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (d) the Purchase Agreement, dated as of  March 3, 2011, by and among Town Hall Funding LLC (“Town Hall Funding”), The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as interim eligible lender trustee for Town Hall Funding (the “Town Hall Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (e) the Purchase Agreement, dated as of March 3, 2011, by and among VL Funding LLC (“VL Funding”), The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as interim eligible lender trustee for VL Funding (the “VL Funding Eligible Lender Trustee”), SLM Funding, the Interim Eligible Lender Trustee and the Servicer; (f) the Interim Trust Agreement, dated as of March 3, 2011, by and between SLM Funding and the Interim Eligible Lender Trustee; (g) the Interim Trust Agreement, dated as of March 3, 2011, by and between Bluemont Funding and the Bluemont Funding Eligible Lender Trustee; (h) the Interim Trust Agreement, dated as of March 3, 2011, by and between Town Center Funding and the Town Center Funding Eligible Lender Trustee; (i) the Interim Trust Agreement, dated as of March 3, 2011, by and between Town Hall Funding and the Town Hall Funding Eligible Lender Trustee; (j) the Interim Trust Agreement, dated as of March 3, 2011, by and between VL Funding and the VL Funding Eligible Lender Trustee; (k) the Indenture, dated as of March 3, 2011, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee; (l) the Sale Agreement, dated as of March 3, 2011, by and among the Trust, the Eligible Lender Trustee, SLM Funding and the Interim Eligible Lender Trustee; (m) the Administration Agreement, dated as of March 3, 2011, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee and (n) the Servicing Agreement, dated as of March 3, 2011, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

On March 3, 2011, the Trust issued $812,347,000 of its Student Loan-Backed Notes.

Item 2.01                 Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of these notes to purchase the student loans.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
1.1	Underwriting Agreement relating to the Notes, dated February 24, 2011, by and among SLM Funding, ECFC, SLM Corporation and the Representatives.
1.2	Pricing Agreement relating to the Notes, dated February 25, 2011, by and among SLM Funding, ECFC, SLM Corporation and the Representatives.
4.1	Amended and Restated Trust Agreement, dated as of March 3, 2011, by and among SLM Funding, the Eligible Lender Trustee, the Indenture Trustee and the Delaware Trustee.
4.2	SLM Funding Interim Trust Agreement, dated as of March 3, 2011, by and between SLM Funding and the Interim Eligible Lender Trustee.
4.3	Bluemont Funding Interim Trust Agreement, dated as of March 3, 2011, by and between Bluemont Funding and the Bluemont Funding Eligible Lender Trustee.
4.4	Town Center Interim Trust Agreement, dated as of March 3, 2011, by and between Town Center Funding and the Town Center Funding Eligible Lender Trustee.
4.5	Town Hall Interim Trust Agreement, dated as of March 3, 2011, by and between Town Hall Funding and the Town Hall Funding Eligible Lender Trustee.
4.4.6	VL Funding Interim Trust Agreement, dated as of March 3, 2011, by and between VL Funding and the VL Funding Eligible Lender Trustee.
4.7	Indenture, dated as of March 3, 2011, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.
5.1	Opinion of Richards, Layton & Finger, P.A., dated March 3, 2011, with respect to due authorization, enforceability and legality of the Notes.
99.1	Purchase Agreement, dated as of March 3, 2011, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.
99.2	Purchase Agreement, dated as of March 3, 2011, by and among Bluemont Funding, the Bluemont Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.3	Purchase Agreement, dated as of March 3, 2011, by and among Town Center Funding, the Town Center Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.4	Purchase Agreement, dated as of March 3, 2011, by and among Town Hall Funding, the Town Hall Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
9 99.5	Purchase Agreement, dated as of March 3, 2011, by and among VL Funding, the VL Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.6	Sale Agreement, dated as of March 3, 2011, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.
99.7	Administration Agreement, dated as of March 3, 2011, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.
99.8	Servicing Agreement, dated as of March 3, 2011, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement relating to the Notes, dated February 24, 2011, by and among SLM Funding, ECFC, SLM Corporation and the Representatives.
1.2	Pricing Agreement relating to the Notes, dated February 25, 2011, by and among SLM Funding, ECFC, SLM Corporation and the Representatives.
4.1	Amended and Restated Trust Agreement, dated as of March 3, 2011, by and among SLM Funding, the Eligible Lender Trustee, the Indenture Trustee and the Delaware Trustee.
4.2	SLM Funding Interim Trust Agreement, dated as of March 3, 2011, by and between SLM Funding and the Interim Eligible Lender Trustee.
4.3	Bluemont Funding Interim Trust Agreement, dated as of March 3, 2011, by and between Bluemont Funding and the Bluemont Funding Eligible Lender Trustee.
4.4	Town Center Interim Trust Agreement, dated as of March 3, 2011, by and between Town Center Funding and the Town Center Funding Eligible Lender Trustee.
4.5	Town Hall Interim Trust Agreement, dated as of March 3, 2011, by and between Town Hall Funding and the Town Hall Funding Eligible Lender Trustee.
4.6	VL Funding Interim Trust Agreement, dated as of March 3, 2011, by and between VL Funding and the VL Funding Eligible Lender Trustee.
4.7	Indenture, dated as of March 3, 2011, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.
5.1	Opinion of Richards, Layton & Finger, P.A., dated March 3, 2011, with respect to due authorization, enforceability and legality of the Notes.
99.1	Purchase Agreement, dated as of March 3, 2011, by and among SLM Funding, the Interim Eligible Lender Trustee and ECFC.
99.2	Purchase Agreement, dated as of March 3, 2011, by and among Bluemont Funding, the Bluemont Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.3	Purchase Agreement, dated as of March 3, 2011, by and among Town Center Funding, the Town Center Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.4	Purchase Agreement, dated as of March 3, 2011, by and among Town Hall Funding, the Town Hall Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.5	Purchase Agreement, dated as of March 3, 2011, by and among VL Funding, the VL Funding Eligible Lender Trustee, SLM Funding, the Interim Eligible Lender Trustee and the Servicer.
99.6	Sale Agreement, dated as of March 3, 2011, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.
99.7	Administration Agreement, dated as of March 3, 2011, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.
99.8	Servicing Agreement, dated as of March 3, 2011, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2011-1
By: SLM Funding LLC

Dated: March 3, 2011	By: /s/ Mark D. Rein
Name: Mark D. Rein
Title: Vice President